Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

 I, John B. Woodlief, state and attest that I am the Executive Vice President and Chief Financial Officer of Harris Teeter Supermarkets, Inc. (the "Company"). I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

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the Annual Report on Form 10-K of the Company for the year ended October 2, 2012 containing financial statements (the "periodic report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

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the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John B. Woodlief

Name: John B. Woodlief

Title: Executive Vice President and Chief Financial Officer

           (Principal Financial Officer)

Date: November 21, 2012